Pension and Post-Retirement and Post-Employment Benefits	12 Months Ended
Dec. 31, 2018
Retirement Benefits [Abstract]
Pension and Post-Retirement and Post-Employment Benefits
PENSION AND POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS
Hydro One has a defined benefit pension plan (Pension Plan), a DC Plan, a supplemental pension plan (Supplemental Plan), and post-retirement and post-employment benefit plans.
DC Plan
Hydro One established a DC Plan effective January 1, 2016. The DC Plan covers eligible management employees hired on or after January 1, 2016, as well as management employees hired before January 1, 2016 who were not eligible or had not irrevocably elected to join the Pension Plan as of September 30, 2015. Members of the DC Plan have an option to contribute 4%, 5% or 6% of their pensionable earnings, with matching contributions by Hydro One up to an annual contribution limit. There is also a Supplemental DC Plan that provides members of the DC Plan with employer contributions beyond the limitations imposed by the Income Tax Act (Canada) in the form of credits to a notional account. Hydro One contributions to the DC Plan for the year ended December 31, 2018 were $1 million (2017 - $1 million).
Pension Plan, Supplemental Plan, and Post-Retirement and Post-Employment Plans
The Pension Plan is a defined benefit contributory plan which covers eligible regular employees of Hydro One and its subsidiaries. The Pension Plan provides benefits based on highest three-year average pensionable earnings. For management employees who commenced employment on or after January 1, 2004, and for the Society of United Professionals (Society)-represented staff hired after November 17, 2005, benefits are based on highest five-year average pensionable earnings. After retirement, pensions are indexed to inflation. Membership in the Pension Plan was closed to management employees who were not eligible or had not irrevocably elected to join the Pension Plan as of September 30, 2015. These employees are eligible to join the DC Plan.
Company and employee contributions to the Pension Plan are based on actuarial reports, including valuations performed at least every three years, and actual or projected levels of pensionable earnings, as applicable. Annual Pension Plan contributions for 2018 were $75 million (2017 - $87 million). Estimated annual Pension Plan contributions for the years 2019, 2020, 2021, 2022, 2023 and 2024 are approximately $78 million, $77 million, $78 million, $79 million, $81 million and $83 million, respectively. The most recent actuarial valuation was performed effective December 31, 2017, and the next actuarial valuation will be performed no later than effective December 31, 2020. Contributions are payable one month in arrears. All of the contributions are expected to be in the form of cash.
The Supplemental Plan provides members of the Pension Plan with benefits that would have been earned and payable under the Pension Plan beyond the limitations imposed by the Income Tax Act (Canada). The Supplemental Plan obligation is included with other post-retirement and post-employment benefit obligations on the Consolidated Balance Sheets.
Hydro One recognizes the overfunded or underfunded status of the Pension Plan, and post-retirement and post-employment benefit plans (Plans) as an asset or liability on its Consolidated Balance Sheets, with offsetting regulatory assets and liabilities as appropriate. The underfunded benefit obligations for the Plans, in the absence of regulatory accounting, would be recognized in AOCI. The impact of changes in assumptions used to measure pension, post-retirement and post-employment benefit obligations is generally recognized over the expected average remaining service period of the employees. The measurement date for the Plans is December 31.
The following tables provide the components of the unfunded status of the Company's Plans at December 31, 2018 and 2017:

	Pension Benefits		Post-Retirement and Post-Employment Benefits
Year ended December 31 (millions of dollars)	2018	2017	2018	2017
Change in projected benefit obligation
Projected benefit obligation, beginning of year	8,258	7,774	1,552	1,676
Current service cost	176	147	49	48
Employee contributions	52	49	—	—
Interest cost	282	304	54	67
Benefits paid	(362)	(368)	(49)	(44)
Net actuarial loss (gain)	(654)	352	(156)	(195)
Recognition of prior service	—	—	3	—
Projected benefit obligation, end of year	7,752	8,258	1,453	1,552

Change in plan assets
Fair value of plan assets, beginning of year	7,277	6,874	—	—
Actual return on plan assets	190	662	—	—
Benefits paid	(362)	(368)	(49)	(34)
Employer contributions	75	87	49	34
Employee contributions	52	49	—	—
Administrative expenses	(27)	(27)	—	—
Fair value of plan assets, end of year	7,205	7,277	—	—

Unfunded status	547	981	1,453	1,552

Hydro One presents its benefit obligations and plan assets net on its Consolidated Balance Sheets as follows:

	Pension Benefits		Post-Retirement and Post-Employment Benefits
December 31 (millions of dollars)	2018	2017	2018	2017
Other assets[1]	3	1	—	—
Accrued liabilities	—	—	54	52
Pension benefit liability	547	981	—	—
Post-retirement and post-employment benefit liability[2]	—	—	1,406	1,507
Net unfunded status	544	980	1,460	1,559
[1] Represents the funded status of HOSSM defined benefit pension plan.
[2] Includes $7 million (2017 - $7 million) relating to HOSSM post-employment benefit plans.
The funded or unfunded status of the Plans refers to the difference between the fair value of plan assets and the PBO for the Plans. The funded/unfunded status changes over time due to several factors, including contribution levels, assumed discount rates and actual returns on plan assets.
The following table provides the PBO, accumulated benefit obligation (ABO) and fair value of plan assets for the Pension Plan:

December 31 (millions of dollars)	2018	2017
PBO	7,752	8,258
ABO	7,144	7,614
Fair value of plan assets	7,205	7,277

On an ABO basis, the Pension Plan was funded at 101% at December 31, 2018 (2017 - 96%). On a PBO basis, the Pension Plan was funded at 93% at December 31, 2018 (2017 - 88%). The ABO differs from the PBO in that the ABO includes no assumption about future compensation levels.
Components of Net Periodic Benefit Costs
The following table provides the components of the net periodic benefit costs for the years ended December 31, 2018 and 2017 for the Pension Plan:

Year ended December 31 (millions of dollars)	2018	2017
Current service cost	176	147
Interest cost	282	304
Expected return on plan assets, net of expenses	(467)	(442)
Amortization of actuarial losses	84	79
Net periodic benefit costs	75	88

Charged to results of operations[1]	31	37
[1] The Company accounts for pension costs consistent with their inclusion in OEB-approved rates. During the year ended December 31, 2018, pension costs of $74 million (2017 - $85 million) were attributed to labour, of which $31 million (2017 - $37 million) was charged to operations, and $43 million (2017 - $48 million) was capitalized as part of the cost of property, plant and equipment and intangible assets.
The following table provides the components of the net periodic benefit costs for the years ended December 31, 2018 and 2017 for the post-retirement and post-employment benefit plans:

Year ended December 31 (millions of dollars)	2018	2017
Current service cost	49	48
Interest cost	53	67
Amortization of actuarial losses	15	16
Recognition of prior service	3	—
Net periodic benefit costs	120	131

Charged to results of operations	50	58

Assumptions
The measurement of the obligations of the Plans and the costs of providing benefits under the Plans involves various factors, including the development of valuation assumptions and accounting policy elections. When developing the required assumptions, the Company considers historical information as well as future expectations. The measurement of benefit obligations and costs is impacted by several assumptions including the discount rate applied to benefit obligations, the long-term expected rate of return on plan assets, Hydro One’s expected level of contributions to the Plans, the incidence of mortality, the expected remaining service period of plan participants, the level of compensation and rate of compensation increases, employee age, length of service, and the anticipated rate of increase of health care costs, among other factors. The impact of changes in assumptions used to measure the obligations of the Plans is generally recognized over the expected average remaining service period of the plan participants. In selecting the expected rate of return on plan assets, Hydro One considers historical economic indicators that impact asset returns, as well as expectations regarding future long-term capital market performance, weighted by target asset class allocations. In general, equity securities, real estate and private equity investments are forecasted to have higher returns than fixed-income securities.
The following weighted average assumptions were used to determine the benefit obligations at December 31, 2018 and 2017:

	Pension Benefits		Post-Retirement and Post-Employment Benefits
Year ended December 31	2018	2017	2018	2017
Significant assumptions:
Weighted average discount rate	3.90%	3.40%	4.00%	3.40%
Rate of compensation scale escalation (long-term)	2.50%	2.50%	2.50%	2.50%
Rate of cost of living increase	2.00%	2.00%	2.00%	2.00%
Rate of increase in health care cost trends[1]	—	—	4.04%	4.04%
[1] 5.19% per annum in 2019, grading down to 4.04% per annum in and after 2031 (2017 - 5.26% per annum in 2018, grading down to 4.04% per annum in and after 2031).

The following weighted average assumptions were used to determine the net periodic benefit costs for the years ended December 31, 2018 and 2017. Assumptions used to determine current year-end benefit obligations are the assumptions used to estimate the subsequent year’s net periodic benefit costs.

Year ended December 31	2018	2017
Pension Benefits:
Weighted average expected rate of return on plan assets	6.50%	6.50%
Weighted average discount rate	3.40%	3.90%
Rate of compensation scale escalation (long-term)	2.50%	2.50%
Rate of cost of living increase	2.00%	2.00%
Average remaining service life of employees (years)	15	15

Post-Retirement and Post-Employment Benefits:
Weighted average discount rate	3.40%	3.90%
Rate of compensation scale escalation (long-term)	2.50%	2.50%
Rate of cost of living increase	2.00%	2.00%
Average remaining service life of employees (years)	15.5	15.2
Rate of increase in health care cost trends[1]	4.04%	4.36%
[1] 5.26% per annum in 2018, grading down to 4.04% per annum in and after 2031 (2017 - 6.25% per annum in 2017, grading down to 4.36% per annum in and after 2031).
The discount rate used to determine the current year pension obligation and the subsequent year’s net periodic benefit costs is based on a yield curve approach. Under the yield curve approach, expected future benefit payments for each plan are discounted by a rate on a third-party bond yield curve corresponding to each duration. The yield curve is based on “AA” long-term corporate bonds. A single discount rate is calculated that would yield the same present value as the sum of the discounted cash flows.
The effect of a 1% change in health care cost trends on the PBO for the post-retirement and post-employment benefits at December 31, 2018 and 2017 is as follows:

December 31 (millions of dollars)	2018	2017
Projected benefit obligation:
Effect of a 1% increase in health care cost trends	228	247
Effect of a 1% decrease in health care cost trends	(173)	(188)

The effect of a 1% change in health care cost trends on the service cost and interest cost for the post-retirement and post-employment benefits for the years ended December 31, 2018 and 2017 is as follows:

Year ended December 31 (millions of dollars)	2018	2017
Service cost and interest cost:
Effect of a 1% increase in health care cost trends	23	28
Effect of a 1% decrease in health care cost trends	(16)	(20)

The following approximate life expectancies were used in the mortality assumptions to determine the PBO for the pension and post-retirement and post-employment plans at December 31, 2018 and 2017:

December 31, 2018				December 31, 2017
Life expectancy at 65 for a member currently at				Life expectancy at 65 for a member currently at
Age 65		Age 45		Age 65		Age 45
Male	Female	Male	Female	Male	Female	Male	Female
22	25	23	25	22	24	23	24

Estimated Future Benefit Payments
At December 31, 2018, estimated future benefit payments to the participants of the Plans were:

(millions of dollars)	Pension Benefits	Post-Retirement and Post-Employment Benefits
2019	335	56
2020	343	57
2021	352	59
2022	360	60
2023	367	61
2024 through to 2028	1,915	324
Total estimated future benefit payments through to 2028	3,672	617

Components of Regulatory Assets
A portion of actuarial gains and losses and prior service costs is recorded within regulatory assets on Hydro One’s Consolidated Balance Sheets to reflect the expected regulatory inclusion of these amounts in future rates, which would otherwise be recorded in OCI. The following table provides the actuarial gains and losses and prior service costs recorded within regulatory assets:

Year ended December 31 (millions of dollars)	2018	2017
Pension Benefits:
Actuarial loss (gain) for the year	(350)	159
Amortization of actuarial losses	(84)	(79)
	(434)	80

Post-Retirement and Post-Employment Benefits:
Actuarial loss (gain) for the year	(155)	(195)
Amortization of actuarial losses	(15)	(16)
Amortization of prior service cost	(3)	—
Amounts not subject to regulatory treatment	7	4
	(166)	(207)

The following table provides the components of regulatory assets that have not been recognized as components of net periodic benefit costs for the years ended December 31, 2018 and 2017:

Year ended December 31 (millions of dollars)	2018	2017
Pension Benefits:
Actuarial loss	547	981

Post-Retirement and Post-Employment Benefits:
Actuarial loss (gain)	(130)	36

The following table provides the components of regulatory assets at December 31 that are expected to be amortized as components of net periodic benefit costs in the following year:

	Pension Benefits		Post-Retirement and Post-Employment Benefits
December 31 (millions of dollars)	2018	2017	2018	2017
Actuarial loss (gain)	55	84	(1)	2

Pension Plan Assets
Investment Strategy
On a regular basis, Hydro One evaluates its investment strategy to ensure that Pension Plan assets will be sufficient to pay Pension Plan benefits when due. As part of this ongoing evaluation, Hydro One may make changes to its targeted asset allocation and investment strategy. The Pension Plan is managed at a net asset level. The main objective of the Pension Plan is to sustain a certain level of net assets in order to meet the pension obligations of the Company. The Pension Plan fulfills its primary objective by adhering to specific investment policies outlined in its Summary of Investment Policies and Procedures (SIPP), which is reviewed and approved by the Human Resource Committee of Hydro One’s Board of Directors. The Company manages net assets by engaging knowledgeable external investment managers who are charged with the responsibility of investing existing funds and new funds (current year’s employee and employer contributions) in accordance with the approved SIPP. The performance of the managers is monitored through a governance structure. Increases in net assets are a direct result of investment income generated by investments held by the Pension Plan and contributions to the Pension Plan by eligible employees and by the Company. The main use of net assets is for benefit payments to eligible Pension Plan members.
Pension Plan Asset Mix
At December 31, 2018, the Pension Plan target asset allocations and weighted average asset allocations were as follows:

	Target Allocation (%)	Pension Plan Assets (%)
Equity securities	45%	50%
Debt securities	35%	41%
Other[1]	20%	9%
	100%	100%
[1] Other investments include real estate and infrastructure investments.
At December 31, 2018, the Pension Plan held $18 million (2017 - $11 million) Hydro One corporate bonds and $546 million (2017 - $415 million) of debt securities of the Province of Ontario (Province).
Concentrations of Credit Risk
Hydro One evaluated its Pension Plan’s asset portfolio for the existence of significant concentrations of credit risk as at December 31, 2018 and 2017. Concentrations that were evaluated include, but are not limited to, investment concentrations in a single entity, concentrations in a type of industry, and concentrations in individual funds. At December 31, 2018 and 2017, there were no significant concentrations (defined as greater than 10% of plan assets) of risk in the Pension Plan’s assets.
The Pension Plan's Statement of Investment Beliefs and Guidelines provides guidelines and restrictions for eligible investments taking into account credit ratings, maximum investment exposure and other controls in order to limit the impact of this risk. The Pension Plan manages its counterparty credit risk with respect to bonds by investing in investment-grade and government bonds and with respect to derivative instruments by transacting only with highly rated financial institutions, and also by ensuring that exposure is diversified across counterparties. The risk of default on transactions in listed securities is considered minimal, as the trade will fail if either party to the transaction does not meet its obligation.
Fair Value Measurements
The following tables present the Pension Plan assets and liabilities measured and recorded at fair value on a recurring basis and their level within the fair value hierarchy at December 31, 2018 and 2017:

December 31, 2018 (millions of dollars)	Level 1	Level 2	Level 3	Total
Pooled funds	—	21	651	672
Cash and cash equivalents	210	—	—	210
Short-term securities	—	78	—	78
Derivative instruments	—	(7)	—	(7)
Corporate shares - Canadian	115	—	—	115
Corporate shares - Foreign	3,222	183	—	3,405
Bonds and debentures - Canadian	—	2,506	—	2,506
Bonds and debentures - Foreign	—	197	—	197
Total fair value of plan assets[1]	3,547	2,978	651	7,176
1 At December 31, 2018, the total fair value of Pension Plan assets and liabilities excludes $35 million of interest and dividends receivable, $10 million of pension administration expenses payable, $6 million of sold investments receivable, and $2 million of purchased investments payable.

December 31, 2017 (millions of dollars)	Level 1	Level 2	Level 3	Total
Pooled funds	—	16	549	565
Cash and cash equivalents	153	—	—	153
Short-term securities	—	109	—	109
Derivative instruments	—	5	—	5
Corporate shares - Canadian	921	—	—	921
Corporate shares - Foreign	3,307	125	—	3,432
Bonds and debentures - Canadian	—	1,879	—	1,879
Bonds and debentures - Foreign	—	194	—	194
Total fair value of plan assets[1]	4,381	2,328	549	7,258
1 At December 31, 2017, the total fair value of Pension Plan assets and liabilities excludes $28 million of interest and dividends receivable, $10 million of pension administration expenses payable, $1 million of sold investments receivable, and $1 million of purchased investments payable.
See Note 16 - Fair Value of Financial Instruments and Risk Management for a description of levels within the fair value hierarchy.
Changes in the Fair Value of Financial Instruments Classified in Level 3
The following table summarizes the changes in fair value of financial instruments classified in Level 3 for the years ended December 31, 2018 and 2017. The Pension Plan classifies financial instruments as Level 3 when the fair value is measured based on at least one significant input that is not observable in the markets or due to lack of liquidity in certain markets. The gains and losses presented in the table below could, therefore, include changes in fair value based on both observable and unobservable inputs. The Level 3 financial instruments are comprised of pooled funds whose valuations are provided by the investment managers. Sensitivity analysis is not provided as the underlying assumptions used by the investment managers are not available.

Year ended December 31 (millions of dollars)	2018	2017
Fair value, beginning of year	549	425
Realized and unrealized gains (losses)	59	(31)
Purchases	90	171
Sales and disbursements	(47)	(16)
Fair value, end of year	651	549

There were no significant transfers between any of the fair value levels during the years ended December 31, 2018 and 2017.
Valuation Techniques Used to Determine Fair Value
Pooled funds mainly consist of private equity, real estate and infrastructure investments. Private equity investments represent private equity funds that invest in operating companies that are not publicly traded on a stock exchange. Investment strategies in private equity include limited partnerships in businesses that are characterized by high internal growth and operational efficiencies, venture capital, leveraged buyouts and special situations such as distressed investments. Real estate and infrastructure investments represent funds that invest in real assets which are not publicly traded on a stock exchange. Investment strategies in real estate include limited partnerships that seek to generate a total return through income and capital growth by investing primarily in global and Canadian limited partnerships. Investment strategies in infrastructure include limited partnerships in core infrastructure assets focusing on assets that generate stable, long-term cash flows and deliver incremental returns relative to conventional fixed-income investments. Private equity, real estate and infrastructure valuations are reported by the fund manager and are based on the valuation of the underlying investments which includes inputs such as cost, operating results, discounted future cash flows and market-based comparable data. Since these valuation inputs are not highly observable, private equity and infrastructure investments have been categorized as Level 3 within pooled funds.
Cash equivalents consist of demand cash deposits held with banks and cash held by the investment managers. Cash equivalents are categorized as Level 1.
Short-term securities are valued at cost plus accrued interest, which approximates fair value due to their short-term nature. Short-term securities are categorized as Level 2.
Derivative instruments are used to hedge the Pension Plan’s foreign currency exposure back to Canadian dollars. The notional principal amount of contracts outstanding as at December 31, 2018 was $299 million (2017 - $279 million), the most significant currencies being hedged against the Canadian dollar are the United States dollar, Euro, and Japanese Yen. The net realized loss on contracts for the year ended December 31, 2018 was $7 million (2017 - $1 million net realized gain). The terms to maturity of the forward exchange contracts at December 31, 2018 are within three months. The fair value is determined using standard interpolation methodology primarily based on the World Markets exchange rates. Derivative instruments are categorized as Level 2.
Corporate shares are valued based on quoted prices in active markets and are categorized as Level 1. Corporate shares which are valued based on quoted prices in active markets, but held within a pension investment holding company, are categorized as Level 2. Investments denominated in foreign currencies are translated into Canadian currency at year-end rates of exchange.
Bonds and debentures are presented at published closing trade quotations, and are categorized as Level 2.